                                                                    EXHIBIT 10.8


December 15, 1997


Mr. David H. Watkins
Senior Vice President, Exploration
Cyprus Amax Minerals Company
9100 East Mineral Circle
Englewood, CO 80112


RE: AMENDMENT TO EXPLORATION JOINT VENTURE AGREEMENT DATED AS OF JANUARY 1, 1994 AMONG CYPRUS AMAX MINERALS COMPANY, CYPRUS EXPLORATION AND DEVELOPMENT CORPORATION, AMAX GOLD INC. AND AMAX GOLD EXPLORATION, INC.

      (THE "AGREEMENT")
      --------------------------------------------------------------------------

Dear David:

Please accept this letter on behalf of Amax Gold Inc. and Amax Gold Exploration, Inc. as evidence of our mutual agreement to extend the above referenced Agreement pursuant to Section 12.1 of such Agreement for a period of one year, from December 31, 1997 to December 31, 1998. Please confirm the agreement of Cyprus Amax Minerals Company and Cyprus Exploration and Development Corporation to such extension by executing this letter below and returning one original to me.

Very truly yours,


S. Scott Shellhaas
President and Chief Operating Officer, Amax Gold Inc. and
Senior Vice President, Amax Gold Exploration, Inc.

Mr. David Watkins
December 15, 1997
Page 2


Agreed and accepted this _____ day of December, 1997:

CYPRUS AMAX MINERALS COMPANY and
CYPRUS EXPLORATION AND DEVELOPMENT CORPORATION



_______________________________________
David H. Watkins
Senior Vice President, Exploration, Cyprus Amax Minerals Company and President, Cyprus Exploration and Development Corporation


cc:  Deborah J. Friedman, Amax Gold Inc.
     Philip C. Wolf, Cyprus Amax Minerals Company